                                                                    EXHIBIT 5(e)

[ ] Nationwide Life Insurance Company of America                         PC 0103
    Service and Technology Center, P.O. Box 15750,
    Wilmington, DE 19850-5750, (800) 688-5177

[ ] Nationwide Life and Annuity Company of America
    Service and Technology Center, P.O. Box 15750,
    Wilmington, DE 19850-5750, (800) 688-5177

                          INITIAL ALLOCATION SCHEDULE
       OPTIONS PREMIER, SURVIVOR OPTIONS PREMIER, SURVIVOR OPTIONS ELITE

To be use in conjunction with application dated__________________________
                                                   (Month, Day, Year)
Proposed Insured_______________________________________________________________
                           (First Name, Middle Initial, Last Name)
_______________________________________________________________________________

            INITIAL ALLOCATION PERCENTAGES (WHOLE PERCENTAGES ONLY)

                                                         MONTHLY    DOLLAR COST
                                           PREMIUMS    DEDUCTIONS    AVERAGING
AIM VARIABLE INSURANCE FUND, INC.
AIM V.I. Basic Value Fund - Series I.....   _____%       _____%        _____%
AIM V.I. Capital Appreciation Fund -
     Series I............................   _____%       _____%        _____%
AIM V.I. Capital Development Fund -
     Series I............................   _____%       _____%        _____%

ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
AllianceBernstein Growth & Income
     Portfolio - Class A.................   _____%       _____%        _____%
AllianceBernstein Small Cap Value
     Portfolio - Class A.................   _____%       _____%        _____%

AMERICAN CENTURY VARIABLE PORTFOLIOS
American Century VP Income & Growth
     Fund - Class I......................   _____%       _____%        _____%
American Century VP Inflation Protection
     Fund - Class II.....................   _____%       _____%        _____%
American Century VP International Fund -
     Class I.............................   _____%       _____%        _____%
American Century VP Ultra(R) Fund -
     Class I.............................   _____%       _____%        _____%
American Century VP Value Fund - Class I.   _____%       _____%        _____%

DREYFUS INVESTMENT PORTFOLIOS
Small Cap Stock Index Portfolio - Service
     Shares..............................   _____%       _____%        _____%

DREYFUS STOCK INDEX FUND, INC.
Dreyfus Stock Index Fund, Inc. - Initial
     Shares..............................   _____%       _____%        _____%

DREYFUS VARIABLE INVESTMENT FUND
Appreciation Portfolio - Initial Shares..   _____%       _____%        _____%
Developing Leaders Portfolio - Initial
     Shares..............................   _____%       _____%        _____%

FEDERATED INSURANCE SERIES
Federated American Leaders Fund II -
     Primary Shares......................   _____%       _____%        _____%
Federated Capital Appreciation Fund II -
     Primary Shares......................   _____%       _____%        _____%
Federated Quality Bond Fund II - Primary
     Shares..............................   _____%       _____%        _____%

FIDELITY VARIABLE INSURANCE PRODUCTS
VIP Contrafund(R) Portfolio - Initial
     Class...............................   _____%       _____%        _____%
VIP Equity-Income Portfolio - Initial
     Class...............................   _____%       _____%        _____%
VIP Growth Portfolio - Initial Class.....   _____%       _____%        _____%
VIP Investment Grade Bond Portfolio -
     Initial Class.......................   _____%       _____%        _____%
VIP Mid Cap Portfolio - Service Class....   _____%       _____%        _____%
VIP Overseas Portfolio - Initial Class...   _____%       _____%        _____%
VIP Value Strategies Portfolio - Service
     Class...............................   _____%       _____%        _____%

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
Franklin Rising Dividends Securities
     Fund - Class I......................   _____%       _____%        _____%
Franklin Small Cap Value Securities
     Fund - Class I......................   _____%       _____%        _____%
Templeton Foreign Securities Fund -
     Class I.............................   _____%       _____%        _____%

GARTMORE VARIABLE INSURANCE TRUST
Comstock GVIT Value Fund - Class IV......   _____%       _____%        _____%
Dreyfus GVIT International Value Fund -
     Class IV............................   _____%       _____%        _____%
Dreyfus GVIT Mid Cap Index Fund -
     Class I.............................   _____%       _____%        _____%
Federated GVIT High Income Bond Fund -
     Class I.............................   _____%       _____%        _____%
Gartmore GVIT Emerging Markets Fund -
     Class I.............................   _____%       _____%        _____%
Gartmore GVIT Global Financial Services
     Fund - Class I......................   _____%       _____%        _____%
Gartmore GVIT Global Health Sciences
     Fund - Class I......................   _____%       _____%        _____%
Gartmore GVIT Global Technology and
     Communications Fund - Class I.......   _____%       _____%        _____%
Gartmore GVIT Global Utilities Fund -
     Class I.............................   _____%       _____%        _____%
Gartmore GVIT Government Bond Fund -
     Class IV............................   _____%       _____%        _____%
Gartmore GVIT Investor Destinations
     Aggressive Fund.....................   _____%       _____%        _____%
Gartmore GVIT Investor Destinations
     Conservative Fund...................   _____%       _____%        _____%
Gartmore GVIT Investor Destinations
     Moderate Fund.......................   _____%       _____%        _____%
Gartmore GVIT Investor Destinations
     Moderately Aggressive Fund..........   _____%       _____%        _____%
Gartmore GVIT Investor Destinations
     Moderately Conservative Fund........   _____%       _____%        _____%
Gartmore GVIT Mid Cap Growth Fund -
     Class IV............................   _____%       _____%        _____%
Gartmore GVIT Money Market Fund -
     Class IV............................   _____%       _____%        _____%
Gartmore GVIT Nationwide(R) Fund -
     Class IV............................   _____%       _____%        _____%
Gartmore GVIT US Growth Leaders Fund -
     Class I.............................   _____%       _____%        _____%
GVIT Small Cap Growth Fund - Class I.....   _____%       _____%        _____%
GVIT Small Cap Value Fund - Class IV.....   _____%       _____%        _____%
GVIT Small Company Fund - Class IV.......   _____%       _____%        _____%
Van Kampen GVIT Multi Sector Bond Fund -
     Class I.............................   _____%       _____%        _____%

JANUS ASPEN SERIES
Balanced Portfolio - Service Shares......   _____%       _____%        _____%
Capital Appreciation Portfolio -
     Service Shares......................   _____%       _____%        _____%
International Growth Portfolio -
     Service Shares......................   _____%       _____%        _____%
Risk-Managed Large Cap Core Portfolio -
     Service Shares......................   _____%       _____%        _____%

MFS(R) VARIABLE INSURANCE TRUST
MFS(R) Investors Growth Stock Series -
     Initial Class.......................   _____%       _____%        _____%
MFS(R) Value Series - Initial Class......   _____%       _____%        _____%

NEUBERGER BERMAN ADVISERS MANAGEMENT
TRUST
AMT Fasciano Portfolio - Class S.........   _____%       _____%        _____%
AMT Limited Maturity Bond Portfolio -
     Class I.............................   _____%       _____%        _____%
AMT Mid Cap Growth Portfolio - Class I...   _____%       _____%        _____%
AMT Socially Responsive Portfolio -
     Class I.............................   _____%       _____%        _____%

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Capital Appreciation
     Fund/VA - Initial Class.............   _____%       _____%        _____%
Oppenheimer Global Securities Fund/VA -
     Initial Class.......................   _____%       _____%        _____%
Oppenheimer High Income Fund/VA -
     Initial Class.......................   _____%       _____%        _____%
Oppenheimer Main Street(R) Fund/VA -
     Initial Class.......................   _____%       _____%        _____%
Oppenheimer Main Street(R) Small Cap
     Fund/VA - Initial Class.............   _____%       _____%        _____%

PUTNAM VARIABLE TRUST
Putnam VT Growth & Income Fund -
     Class 1B............................   _____%       _____%        _____%
Putnam VT International Equity Fund -
     Class 1B............................   _____%       _____%        _____%
Putnam VT Voyager Fund - Class 1B........   _____%       _____%        _____%

VAN KAMPEN - THE UNIVERSAL INSTITUTIONAL
FUNDS, INC.
Core Plus Fixed Income Portfolio -
     Class I.............................   _____%       _____%        _____%
Emerging Markets Debt Portfolio -
     Class I.............................   _____%       _____%        _____%
U.S. Real Estate Portfolio - Class I.....   _____%       _____%        _____%

GUARANTEED ACCOUNT.......................   _____%       _____%        _____%
_________________________________________   _____%       _____%        _____%
                                  TOTAL      100%         100%          100%

_______________________________________________________________________________

Signed at (City and State)_________________  On (Date)_____________________
                                                        (Month, Day, Year)

Owner Name (please print)__________________  Owner Signature_______________

Owner Name (please print)__________________  Owner Signature_______________


A64 1.03                                                             (Rev. 5.03)